Exhibit 10.1

AMENDMENT NO. 2

AMENDMENT NO. 2 (this “Amendment”), dated as of August 9, 2007, to that certain Credit Agreement, dated as of August 9, 2006, as amended (the “Credit Agreement”; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among Nielsen Finance LLC, a Delaware limited liability company (together with its successors and assigns, “Nielsen”), THE NIELSEN COMPANY (US), INC. (f/k/a VNU, INC.), a New York corporation (together with its successors and assigns, “VNU, Inc.” and, together with Nielsen, the “U.S. Borrowers”), Nielsen Holding and Finance B.V. (f/k/a VNU Holding and Finance B.V.), a private company organized under the laws of The Netherlands, having its corporate seat in Haarlem, The Netherlands (together with its successors and assigns, the “Dutch Borrower” and, together with the U.S. Borrowers, the “Borrowers”), the Guarantors party thereto from time to time, CITIBANK, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer, ABN AMRO Bank N.V., as a Swing Line Lender, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), DEUTSCHE BANK SECURITIES INC., as Syndication Agent, and JPMORGAN CHASE BANK, N.A., ABN AMRO BANK N.V. and ING BANK N.V., as Co-Documentation Agents.

W I T N E S S E T H :

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, Nielsen, the Administrative Agent and the Lenders party hereto agree to the amendment of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Amendments. Subject to the satisfaction of the conditions set forth in Section Two hereof:

(i) The following definition is added in alphabetical order to Section 1.01 of the Credit Agreement:

“Amendment No. 2 Effective Date” means August 9, 2007.

(ii) The definition of Dollar Term Commitment in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the last sentence thereof it in its entirety to read:

The aggregate amount of the Dollar Term Commitments on the Closing Date was $4,175,000,000. The aggregate amount of the Dollar Term Commitments on the Amendment No. 2 Effective Date is $350,000,000.

(iii) Section 2.01(a) is hereby amended by adding the following paragraph at the end thereof:

Subject to the terms and conditions set forth herein, each Dollar Term Lender with a Dollar Term Commitment on the Amendment No. 2 Effective Date severally agrees to make to Nielsen on a pro rata basis on the Amendment No. 2 Effective Date loans denominated in Dollars in an aggregate amount not to exceed at any time outstanding the amount of such Dollar Term Loan Lender’s Dollar Term Commitment.

(iv) The first sentence of Section 2.06(b) is hereby amended and restated in its entirety to read:

The Dollar Term Commitments of each Dollar Term Lender that have not already expired prior to the Amendment No. 2 Effective Date shall be automatically and permanently reduced to $0 at 5:00 p.m. on the Amendment No. 2 Effective Date.

(v) Schedule 1.01(a) is hereby amended by adding the following table at the end thereof:

Lender	Loan	Dollar Term Commitment
Citibank, N.A.	Dollar Term Loans to be made on the Amendment No. 2 Effective Date	$116,690,000
Deutsche Bank AG New York Branch	Dollar Term Loans to be made on the Amendment No. 2 Effective Date	$116,655,000
JPMorgan Chase Bank, N.A.	Dollar Term Loans to be made on the Amendment No. 2 Effective Date	$116,655,000

SECTION TWO - Conditions to Effectiveness. This Amendment shall become effective when, and only when, the Administrative Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by Nielsen and Citibank, N.A., Deutsche Bank AG New York Branch and JPMorgan Chase Bank, N.A., each as a lender of the new Dollar Term Commitments and only if the conditions set forth in Section 2.14(a) of the Credit Agreement are satisfied. The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

SECTION THREE - Representations and Warranties; Covenants. In order to induce the Lenders to consent to this Amendment, the Borrowers represent and warrant to each of the Lenders and the Agents that after giving effect to this Amendment and the borrowing in full of the Dollar Term Commitments on the Amendment No. 2 Effective Date and the use of proceeds thereof, (x) no Default has occurred and is continuing; and (y) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof; provided that, to the extent such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date.

SECTION FOUR - Reference to and Effect on the Credit Agreement and the Notes. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or waived by this Amendment. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended or waived by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents (including the Dollar Term Loans to be made on the Amendment No. 2 Effective Date). The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION FIVE - Costs, Expenses and Taxes. The Borrowers agree to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP) in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION SIX - Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION SEVEN - Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

NIELSEN FINANCE LLC

By:
Name:
Title:

NIELSEN FINANCE CO.

By:
Name:
Title:

VNU GROUP B.V.
VNU HOLDING AND FINANCE B.V.
VNU INTERMEDIATE HOLDING B.V.
VNU HOLDINGS B.V.
VNU INTERNATIONAL B.V.
VNU SERVICES B.V.

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Credit Agreement]

A. C. NIELSEN (ARGENTINA) S.A.
A. C. NIELSEN COMPANY
AC NIELSEN (US), INC.
AC NIELSEN HCI, LLC
ACN HOLDINGS INC.
ACNIELSEN CORPORATION
ACNIELSEN EDI II, INC.
BDS (CANADA), LLC
BILLBOARD CAFES, INC.
BROADCAST DATA SYSTEMS, LLC
CLARITAS INC.
CONSUMER RESEARCH SERVICES, INC.
DECISIONS MADE EASY, INC.
EMIS (CANADA), LLC
FOREMOST EXHIBITS, INC.
MFI HOLDINGS, INC.
NIELSEN BUSINESS MEDIA, INC.
NIELSEN HOLDINGS, L.L.C.
NIELSEN EDI, INC.
NIELSEN ENTERTAINMENT, LLC
NIELSEN HOLDINGS, INC.
NIELSEN LEASING CORPORATION
NIELSEN MEDIA RESEARCH, INC.
NIELSEN NATIONAL RESEARCH GROUP, INC.
PANEL INTERNATIONAL S.A.
PERQ/HCI, LLC
SPECTRA MARKETING SYSTEMS, INC.
SRDS, INC.
THE NIELSEN COMPANY (US), INC.
TRADE DIMENSIONS INTERNATIONAL, INC.
VNU MARKETING INFORMATION, INC
VNU MEDIA MEASUREMENT & INFORMATION, INC.
VNU USA PROPERTY MANAGEMENT, INC.
VNU/SRDS MANAGEMENT CO., INC.

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Credit Agreement]

ATHENIAN LEASING CORPORATION
NMR INVESTING I, INC.
NMR LICENSING ASSOCIATES, L.P. A LIMITED PARTNERSHIP
	By:	NMR Investing I, Inc.,
its general partner

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Credit Agreement]

GLOBAL MEDIA USA, LLC
INTERACTIVE MARKET SYSTEMS, INC.

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Credit Agreement]

ART HOLDING, L.L.C.
CZT/ACN TRADEMARKS, L.L.C.

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Credit Agreement]

RADIO & RECORDS, INC.

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Credit Agreement]

CITIBANK, N.A., as Administrative Agent

By:
Name:
Title:

CITIBANK, N.A., as a Lender of the new Dollar Term Commitments

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender of the new Dollar Term Commitments

By:
Name:
Title:

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender of the new Dollar Term Commitments

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Credit Agreement]